Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
BofA Securities, Inc.
Deutsche Bank Securities Inc.
Mizuho Securities USA LLC
TD Securities (USA) LLC
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2021-4 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “2021-4 UWR01 B296 Sep2021 2-0B Reg ABII Short List 101421.txt,” provided by the Company on October 14, 2021, containing information on 100,705 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of September 30, 2021 (the “Data File”), and (ii) an electronic data file entitled “HAROT 2021-4 B296 Honda_ex102_Sep2021_Initial_2-0bn.csv,” provided by the Company on October 15, 2021, containing information on the Receivables as of September 30, 2021 (the “XML File”), which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2021-4 Owner Trust. The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Initial Cutoff Date” means September 30, 2021.

•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit B, which the Company informed us are acceptable forms of Title Document.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value of the Data File, as described in Exhibit C.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value of the XML File, as described in Exhibit D.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems and DealerTrack, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

B.	For each Selected Receivable, we compared the specified attributes listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions
First Payment Date	Installment Sale Contract and Data File Instructions
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Attribute	Receivable File/Data File Instructions
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions
Origination Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract and Data File Instructions
Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems
Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems and Data File Instructions
Legal Owner or Lien Holder Name	Title Document and Data File Instructions

We found such information to be in agreement, except as listed in Exhibit E.

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 100,705 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

D.	For each Selected Receivable, we compared or recomputed the specified attributes listed below to the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Attribute	Receivable File/XML File Instructions
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Origination Date	Installment Sale Contract and XML File Instructions
First Payment Date	Installment Sale Contract and XML File Instructions
Maturity Date	Installment Sale Contract and XML File Instructions
Recomputed Original Loan Term	Installment Sale Contract and XML File Instructions
Recomputed Grace Period Number	Installment Sale Contract and XML File Instructions
Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions
Current Delinquency Status	“Delinquency Summary” and “Payment History” screen shots from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 100,705 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, the XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
November 2, 2021

Exhibit A

The Selected Receivables

Selected Receivable Number Receiva	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20214001	60	20214060	119	20214119	178	20214178	237	20214237
2	20214002	61	20214061	120	20214120	179	20214179	238	20214238
3	20214003	62	20214062	121	20214121	180	20214180	239	20214239
4	20214004	63	20214063	122	20214122	181	20214181	240	20214240
5	20214005	64	20214064	123	20214123	182	20214182	241	20214241
6	20214006	65	20214065	124	20214124	183	20214183	242	20214242
7	20214007	66	20214066	125	20214125	184	20214184	243	20214243
8	20214008	67	20214067	126	20214126	185	20214185	244	20214244
9	20214009	68	20214068	127	20214127	186	20214186	245	20214245
10	20214010	69	20214069	128	20214128	187	20214187	246	20214246
11	20214011	70	20214070	129	20214129	188	20214188	247	20214247
12	20214012	71	20214071	130	20214130	189	20214189	248	20214248
13	20214013	72	20214072	131	20214131	190	20214190	249	20214249
14	20214014	73	20214073	132	20214132	191	20214191	250	20214250
15	20214015	74	20214074	133	20214133	192	20214192	251	20214251
16	20214016	75	20214075	134	20214134	193	20214193	252	20214252
17	20214017	76	20214076	135	20214135	194	20214194	253	20214253
18	20214018	77	20214077	136	20214136	195	20214195	254	20214254
19	20214019	78	20214078	137	20214137	196	20214196	255	20214255
20	20214020	79	20214079	138	20214138	197	20214197	256	20214256
21	20214021	80	20214080	139	20214139	198	20214198	257	20214257
22	20214022	81	20214081	140	20214140	199	20214199	258	20214258
23	20214023	82	20214082	141	20214141	200	20214200	259	20214259
24	20214024	83	20214083	142	20214142	201	20214201	260	20214260
25	20214025	84	20214084	143	20214143	202	20214202	261	20214261
26	20214026	85	20214085	144	20214144	203	20214203	262	20214262
27	20214027	86	20214086	145	20214145	204	20214204	263	20214263
28	20214028	87	20214087	146	20214146	205	20214205	264	20214264
29	20214029	88	20214088	147	20214147	206	20214206	265	20214265
30	20214030	89	20214089	148	20214148	207	20214207	266	20214266
31	20214031	90	20214090	149	20214149	208	20214208	267	20214267
32	20214032	91	20214091	150	20214150	209	20214209	268	20214268
33	20214033	92	20214092	151	20214151	210	20214210	269	20214269
34	20214034	93	20214093	152	20214152	211	20214211	270	20214270
35	20214035	94	20214094	153	20214153	212	20214212	271	20214271
36	20214036	95	20214095	154	20214154	213	20214213	272	20214272
37	20214037	96	20214096	155	20214155	214	20214214	273	20214273
38	20214038	97	20214097	156	20214156	215	20214215	274	20214274
39	20214039	98	20214098	157	20214157	216	20214216	275	20214275
40	20214040	99	20214099	158	20214158	217	20214217	276	20214276
41	20214041	100	20214100	159	20214159	218	20214218	277	20214277
42	20214042	101	20214101	160	20214160	219	20214219	278	20214278
43	20214043	102	20214102	161	20214161	220	20214220	279	20214279
44	20214044	103	20214103	162	20214162	221	20214221	280	20214280
45	20214045	104	20214104	163	20214163	222	20214222	281	20214281
46	20214046	105	20214105	164	20214164	223	20214223	282	20214282
47	20214047	106	20214106	165	20214165	224	20214224	283	20214283
48	20214048	107	20214107	166	20214166	225	20214225	284	20214284
49	20214049	108	20214108	167	20214167	226	20214226	285	20214285
50	20214050	109	20214109	168	20214168	227	20214227	286	20214286
51	20214051	110	20214110	169	20214169	228	20214228	287	20214287
52	20214052	111	20214111	170	20214170	229	20214229
53	20214053	112	20214112	171	20214171	230	20214230
54	20214054	113	20214113	172	20214172	231	20214231
55	20214055	114	20214114	173	20214173	232	20214232
56	20214056	115	20214115	174	20214174	233	20214233
57	20214057	116	20214116	175	20214175	234	20214234
58	20214058	117	20214117	176	20214176	235	20214235
59	20214059	118	20214118	177	20214177	236	20214236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers

.

Exhibit B

Title Documents

Certificate of Title	Title Application
Security Interest Filing	Notification of Lien Perfection
Lien Holders Release Forms	Notice of Filing
Title and Registration Receipt	“Title,” “Lien Perfection,” or “MO Online Vehicle Report” screen shot from DealerTrack

Exhibit C
Data File Instructions
Attribute	Data File Instructions
First Payment Date	Consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. The Company informed us that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. We compared the recomputed APR to the APR in the Data File.
New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, the Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the PO Box city name to be acceptable.

Exhibit D
XML File Instructions
Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Recomputed Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.
Recomputed Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

Exhibit D (cont’d)
XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, the Company informed us that the difference is due to the timing of payment processing or payment reversal.

To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day.

For purposes of comparing Current Delinquency Status for such instances, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screen shot from AHFC Systems. We then compared the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.

Exhibit E

Exception List (Data File)

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
213	20214213	Legal Owner or Lien Holder Name	American Honda Finance Corporation	Honda Lease Trust